SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1
to
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2006 (April 26, 2006)
Goldleaf Financial Solutions, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9020 Overlook Boulevard, Third Floor, Brentwood, Tennessee 37027
(Address of principal executive offices)
615-221-8400
(Registrant’s telephone number, including area code)
Private Business, Inc.
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-23.1 CONSENT OF GRANT THORNTON, LLP
EX-23.3 CONSENT OF STOCKMAN KAST RYAN & CO., LLP
EX-99.2 AUDITED FINANCIAL STATEMENTS
EX-99.3 AUDITED FINANCIAL STATEMENTS
EX-99.4 AUDITED FINANCIAL STATEMENTS
EX-99.5 AMENDMENT TO NOTE F

EXPLANATORY NOTE
     Goldleaf Financial Solutions, Inc., formerly named Private Business, Inc., is filing this Amendment No. 1 to its current report on Form 8-K to conform the disclosure contained in this current report to the disclosure contained in an amendment to its registration statement on Form S-1 filed on June 6, 2006 with the SEC under the Securities Act of 1933. We are amending only the items listed below. With respect to each item, we are amending this current report to amend the disclosures contained under such heading contained in the initial current report filed on April 26, 2006.

Item 9.01. Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired
     The audited financial statements for Total Bank Technology Solutions, Inc. for the year ended December 31, 2003 and Total Bank Technology, LLC for the year ended December 31, 2004 are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.
     The financial statements of Goldleaf Technologies, Inc. as required by Rule 3-05(b) of Regulation S-X are attached hereto as Exhibit 99.4 and incorporated herein by reference.
(b)    Unaudited Pro Forma Financial Information
     Amendment to Note F of unaudited Pro forma financial information giving effect to the acquisition of KVI Capital, Inc., Captiva Solutions, LLC, and Goldleaf Technologies, Inc. by the Company, presented in accordance with Article 11 of Regulation S-X, is attached hereto as Exhibit 99.5 and is incorporated herein by reference.
(d)    Exhibits

Number	Exhibit

23.1	Consent of Grant Thornton, LLP.

23.3	Consent of Stockman Kast Ryan & Co., LLP.

99.2	Audited financial statements of Total Bank Technology, LLC for the year ended December 31, 2003.

99.3	Audited financial statements of Total Bank Technology, LLC for the year ended December 31, 2004.

99.4	Audited financial statements of Goldleaf Technologies, Inc. for the years ended December 31, 2003, December 31 2004, and December 31, 2005.

99.5	Amendment to Note F of unaudited Pro forma financial information giving effect to the acquisition of KVI Capital, Inc., Captiva Solutions, LLC, and Goldleaf Technologies, Inc. by the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIVATE BUSINESS, INC.
By:	/s/ J. Scott Craighead
	Name:	J. Scott Craighead
	Title:	Chief Financial Officer

Date: June 6, 2006